August 2003 Morning Session

Material in this presentation includes certain forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding revenue growth plans, cost reduction programs and manufacturing rationalization plans, productivity improvements, the implementation of an enterprise business system and any statements regarding future revenues, costs and expenses, earnings, margins, cash flows, stock repurchases, debt levels and capital expenditures. Actual results could differ materially from anticipated results. Important factors which may effect actual results include, but are not limited to, market and economic conditions, political developments, industry competition, the ability to execute and realize the expected benefits from the revenue growth plans and cost reduction programs, the magnitude of any disruptions from manufacturing rationalizations and the implementation of the enterprise business system, the resolution of potential liability exposure resulting from Federal-Mogul Corporation's bankruptcy filing, changes in financial markets, and changes in legislation and regulations including changes in tax law, tax treaties or tax regulations. A discussion of these factors may be found in the Company's Annual Report on Form 10-K and other SEC filings. A reconciliation of any non-GAAP financial measure included in this presentation to the most directly comparable GAAP measure can be accessed on the Investor Center section of the Cooper Industries website, www.cooperindustries.com, under the heading "Management Presentations." This is a copyrighted presentation of Cooper Industries, Ltd. and is intended for the exclusive use of the participating audience. No other use of this presentation may be made without the express written consent of Cooper Industries.

"Get Connected" Kirk S. Hachigian Executive Vice President & Chief Operating Officer - Electrical Products

Business Portfolio B-Line $200 million (1969) Hand Tools $400 million (1864) Menvier $300 million (1975) Power Systems $700 million (1911) Lighting $1,100 million (1956) Crouse-Hinds $450 million (1897) Wiring Devices $250 million (1890) Bussmann $350 million (1914) Tools $250 million (1967) A Strong Collection of Businesses With a Long History of Product Quality and Innovation

#2 - North America Leading Market Share Driven by Brand Strength and Relationship With "End Users" #1 - Worldwide #1 - North America #1 - Worldwide #1 - North America #3 - North America Market Position #3 - Europe #3 - Worldwide #4 - North America

Markets Served Cooper Position Well Balanced Across Four Key Markets Commerical Residential Telcom Utility Industrial 33 18 2 18 29 Retail 18% Commercial 33% Industrial 29% Utility 18% Industrial Crouse-Hinds Bussmann Power Tools Hand Tools B-Line Utility Power Systems Lighting Commercial Lighting Menvier B-Line Wiring Devices Bussmann Hand Tools Crouse-Hinds Retail Lighting Wiring Devices Hand Tools Electronic / Telecom 2% Electronic / Telecom Bussmann B-Line

North American Electrical Market Cooper Participates in 45% of a $70B Market Lighting Fixtures Fittings & Enclosures Protection Transmission & Distribution Wiring Devices Support Systems Cooper is a Key Player in the Electrical Market

Access to All Customers Electrical Distribution Big Box/Retail Utility 600 520 600 0 0 500 400 Cooper is Well Positioned Across all Channels of North America Electrical Market Nationals Regional Independents $520M $600M $1,500M

BL BU CH LI WD 0 20 40 60 80 100% Cooper Has Significant Opportunity to Grow U.S. & Canada Served Market Others Top 2 Competitors Cooper $1.6B $0.3B $1.6B $7.5B $1.5B Total Market: $12.5B Cooper Share: 16%

1992 2002 East 18 37 22 37 Channel Consolidation Top 250 Accounts $40 Billion $72 Billion All Others 44% 50% 56% 50% Cooper Well Positioned to Meet Industry Trends

Broadest Package Ferraz Littelfuse EGS Genlyte/Thomas Leviton Thomas & Betts Tyco Acuity Brands Hubbell Cooper Revenues 0.193 0.283 0.44 0.97 1 1.346 1.4 1.47 1.588 3 Cooper Has a Favorable Competitive Position

Organization Strength Cooper is Leveraging its Field Presence to Share Leads, Write Specifications and Train Distribution Lighting Crouse- Hinds B-Line Bussmann Wiring Devices Power Systems Over 2,400 Salespersons and Selling Agents Product Focus Cooper Connection Demand Regional Vice Presidents (13 Regions) National Accounts Directors (4 Accounts) End User Accounts Distributors End-Users

Big Box / Retail Trend Home Depot / Lowe's Locations 1992 2002 East 464 2352 Cooper Well Positioned to Meet Industry Trends 2,352 464

Path of Power

Utility Spending Gap 1995 - 1999 2000-2004 Actual Spending 13 16 Required Spending 22 21 $13B $16B $22B $21B Transmission System 1995 - 1999 2000-2004 Actual Spending 49 34 Required Spending 49 47 Distribution System $49B $47B $34B $49B Accelerated Investment Required Source: Edison Electric Institute

North American Power Distribution Market Cooper ABB HWD GE SC Hubbell Other East 0.22 0.18 0.11 0.09 0.05 0.03 0.32 Others Cooper Served Market - $2.6B Asea-Brown Boveri Howard S&C Leading Position with Broadest Product Offering Hubbell Cooper ABB HWD GE SC Hubbell Other East 0.08 0.07 0.04 0.05 0.02 0.05 0.69 Others Cooper Asea-Brown Boveri Howard GE GE S&C Hubbell Market - $6.7B

Product Positions Reclosers Voltage Regulators High Voltage Capacitors High Voltage Fuses Transformer Components Distribution Transformers Molded Cable Accessories Surge Arresters Broadest Product Offering for Reliability, Efficiency, Control and Quality of Power Transmission and Distribution Industry Leading Position in . . .

U.S. International East 75 25 U.S. / Canada $3.0B (75%) International $1.0B (25%) International Sales Represents 25% of Cooper Revenue Global Position Revenue

Asia/Others Mexico Europe $980 Global Presence Drives Organic Revenue Growth and Overall Profitability Global Reach

European Electrical Distribution Market Other Electrical Cooper Participates in One Third of the $47B European Electrical Market Europe Offers a Vast Opportunity for Growth Security/ Emergency Industrial Electrical Residential Electrical Connectors HVAC Cables and Wiring Other Lighting Commercial Lighting Other Electrical

Summary Leading Brands With Long History of Profitability Broad Business Exposure With End Users and Channel Partners . . . With Room to Grow! Twice the Size of Nearest Comparable Competitor Capitalizing on Industry Trends Global Reach Accelerates Growth and Drives Margin Improvement Unique Set of Assets to Drive Growth and Profitability . . . Just Beginning to Leverage Our Size

Cooper Business Initiatives Strategic Sourcing EBS Top Line Growth Globalization Cooper Connection Productivity Margin Improvement Free Cash Flow Clear, Measurable Metrics Benefits Tied to Ledger Quarterly Reporting Everybody Plays . . . Tied to Compensation Plan

Initiative Life Cycle Cooper Connection Productivity EBS Current Effort Current Benefit High Low High Strategic Sourcing Globalization

Cooper Business Initiatives Strategic Sourcing EBS Top Line Growth Globalization Cooper Connection Productivity Margin Improvement Free Cash Flow

New Products / New Channels / New Markets Capitalizing on Changing Markets Leveraging the European Platform Leveraging Market Position Via Cooper Connection Dave Feldman Steve Sisney Eric Scrimshaw Tom Briggs Top Line Growth

Top Line Growth New Products / New Channels / New Markets David J. Feldman President, Cooper Lighting

1st Qtr 3rd Qtr Cooper 1240 1467 Competitor #1 1530 1247 #2 680 527 #3 850 1037 All Others 3200 Competitive Dynamics New Products / New Channels/ New Markets Revenue Earnings #2 Share . . . #1 Profitability Top 4 Lighting Fixture Manufacturers 57% Share Cooper

Products / Applications Incandescent HID Fluorescent Architectural New Products / New Channels/ New Markets

US/Canada Asia Mexico Manf. Sourcing Footprint 74.1 4.6 21.3 US/Canada Asia Mexico Manf. Sourcing Footprint 37 33 30 Manufacturing / Sourcing Footprint 2003 1995 U.S. / Canada Asia Mexico U.S. / Canada Asia Mexico Created Global Footprint for Manufacturing & Sourcing Manufacturing Employment New Products / New Channels/ New Markets

Opportunities Fill Product Line Gaps Follow the Customer Penetrate International Markets New Products / New Channels/ New Markets

Identify Product Line Gaps Outdoor Market Cooper East 850 110 Cooper Lighting Sales Are Approximately 13% of the Outdoor Lighting Market Specified Outdoor Cooper East 325 9 35 $35M $9M Cooper Lighting Has Less Than 4% of the Architectural Outdoor Market Equal Share of Architectural Outdoor Market is a $35 Million Opportunity $850M $110M $325M New Products / New Channels/ New Markets

1st Qtr ED 0.95 Retail 0.05 Follow the Customer 1st Qtr ED 79 Retail 21 Retail Has Been Growing Share in the Fixture Industry 1997 2002 Retail Retail Electrical Wholesale Distribution 100% 100% New Products / New Channels/ New Markets

1997 2002 East 46 238 Brand Leverage Sourcing Distribution Service Retail Results 39% CAGR Cooper Lighting Revenues Success Factors New Products / New Channels/ New Markets

Brand Leverage DRIVES PRODUCT/BRAND ASSORTMENT Professional Builder/Luxury Home Builder 2002 Professional Builder 2002 #1 IN BRAND AWARENESS 1 #1 IN BRAND PREFERENCE 2 New Products / New Channels/ New Markets

Mexico $500MM Lighting Market Less Than 2% Market Share 600K Sq. Ft. of Manufacturing Leverage Cooper Channel Strength Well-Established & Growing Presence Penetrate International Markets New Products / New Channels/ New Markets

China Platform for Asia $1.5B Lighting Market Manufacturing in Changan and Suzhou; JV with Digital Lighting Developing Opportunity Penetrate International Markets New Products / New Channels/ New Markets

Fill Product Line Gaps Heavy Focus on New Product Introductions Follow the Customer Capitalize on Industry Trend Toward Retail Channel Leverage Cooper's International Presence Utilize China / Mexico Cost Structure to Bring Products to Market Faster and Cheaper Exploit Sales Opportunities in Existing International Markets Summary New Products / New Channels/ New Markets

Significant Improvement in Features and Benefits to Consumer Retail Selling Price 30% Above Old Device Enhanced Margins Early Designs for 2005 in Process XGFCI Wiring Devices

LED Emergency Light Menvier Pan European 90% Energy Savings 10X Lamp Life 5X Battery Life Recycleable 50% Margin Improvement

Green: Biodegradable by EPA Standards Safer: Fire Point 360^C vs. 160^C Longer Life: 20% Longer Service Life FR3 Power Systems

New Products PUMP INJECT SEALED Speed Seal FZD Floodlight A Reliable Seal in Five Minutes ... Every Time. Global 600W HID Product Tool free relamping Crouse-Hinds

Vitality Index Electrical Products 2002 3-5 Yrs 3rd Qtr 4th Qtr Vitality Index 0.07 0.15 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Top Line Growth Leveraging Cooper Assets to Drive Growth

1997 2002 East 215 520 Cooper Retail Presence Top Line Growth Solid Execution on Industry Trend 19% CAGR $215M $520M

Top Line Growth Capitalizing on Changing Markets Steven L. Sisney President Cooper Crouse-Hinds

Worldwide Businesses Pulp & Paper Pharmaceutical Commercial/Residential Construction Petrochemical Airports Worldwide Customer Base Capitalizing on Changing Markets

Fittings Switchgear Plugs & Receptacles Lighting Broad Product Range Crouse-Hinds is Well Known for its Broad Range of Industrial Products . . . 75% of Sales Capitalizing on Changing Markets

Majority of Growth Overseas World Wide Petrochemical Project Activity Industry Trends # Projects Capitalizing on Changing Markets

Annual Market Growth Rate 2000 - 2006 US/Canada Flat W. Europe Flat L. America 3% ROW 9% Nontraditional Markets Driving Growth Geographic Trends Capitalizing on Changing Markets

Key Success Factors Global Products Global Sales Coverage Global Manufacturing Footprint Global Relationship With End Users / Specifiers Capitalizing on Changing Markets

1995 Acquisition of ABB CEAG Solidified Global Position Crouse-Hinds Market Leader NEC Ex Products US Canada Mexico Venezuela Saudi Arabia Indonesia CEAG Market Leader IEC Products Europe Middle East Malaysia China Caspian Only company in the world with complete NEC/IEC offering with the ability to serve any customer in any market Global Product Line Capitalizing on Changing Markets

Globalization of Key End Users and Specifiers Petrochemical BP Amoco Exxon Mobil Total Fina ELF Pharmaceutical Bayer BASF Epc's Kellogg Brown & Root Toyo Snamprogetti Crouse Drives End User Relationships Global Customers Capitalizing on Changing Markets

Global sales presence continues to expand Sales Offices Locations Venezuela Brazil Chile Africa Saudi Arabia China Korea Caspian Global Sales / Service Capitalizing on Changing Markets

Local Assembly Singapore China Local Sourcing Organization China Local Sales Force Singapore China Japan Korea Thailand Already Achieving Part of a $150MM Opportunity Assets in Place Locally Developed New Products Stronger Relationships With Local Designers and Specifiers Lower Cost for Worldwide Applications Results so Far Capitalizing on Changing Markets

More Than 50% of Manufacturing Headcount is Outside the U.S. Manufacturing Locations Global Manufacturing Capitalizing on Changing Markets

Crouse-hinds Well Positioned as Capital Spending Recovers Leading Global Position With NEC / IEC Products Worldwide Geographic Coverage Global Relationships With Key End Users and Specifiers Opportunity to Leverage Other Cooper Divisions in Non-u.S. Markets Such as Saudi Arabia, Korea and Chile Sales Held up in Worst Industrial Recession in 20 Years Summary Capitalizing on Changing Markets

U.S. International East 75 25 U.S. / Canada $3.0B (75%) International $1.0B (25%) International Sales Represents 25% of Cooper Revenue Global Position Revenue Top Line Growth

International Markets Europe Mexico Korea China Middle East - $140M Revenue - Natl Executive Named May 2003 - $8M Revenue - Natl Executive Named Feb 2003 - $30M Revenue - Natl Executive Named in 2001 - $30M Revenue - Natl Executive (TBD) Following Our Customers Around the World - $615M Revenue - Executive Director Named Feb 2003 Top Line Growth

Brand Breadth of Line Technology Customers Low Cost Mfg Natl Executive Local Market Knowledge Manufacturing / Distribution in place + = Revenue Growth Leveraging Country Presence Cooper Assets Top Line Growth

Top Line Growth Leveraging the European Platform J. Eric Scrimshaw President, Cooper Menvier & Executive Director, Cooper Europe

Power Systems Bussmann Crouse-Hinds Menvier Tools Hand Tools Cooper in Europe Leveraging the European Platform

U.S. Europe Asia/S. America East 75 16 9 U.S. / Canada $3.0B (75%) Europe $615M (16%) Others $363M (9%) Global Footprint Leveraging the European Platform

Brand Strength Strong Brand Presence in Key Markets Emergency Lighting Industrial / Hazardous Construction Materials Tools Fire & Security Systems and Components Fuses Commercial Lighting Significant position in Europe in . . . Leveraging the European Platform

REXEL HAGEMEYER SONEPAR CED OTHER DIRECT East 0.1 0.13 0.12 0.06 0.32 0.27 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Well Positioned with Europe's Key Distributors European Electrical Market $47 Billion Channel Strength Leveraging the European Platform

UK France Germany Mediterranean Benelux Scandinavia East 0.35 0.13 0.33 0.1 0.05 0.04 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Strength Across the Whole Continent Geographic Strength Leveraging the European Platform

Growth Cost Leverage Distribution Leverage Country Position Expand Exports Penetrate Eastern Europe New Products Low Cost Mfg Distribution / Logistics Administrative Consolidation Cooper Europe Council Strategic Imperatives Draw on Strength of Cooper's Worldwide Organization and Position Leveraging the European Platform

Leverage Distribution Leverage Country Presence Expand Exports Strong Moderate Present Growth Capitalize on Strengths Leveraging the European Platform

Eastern Europe Penetration Approach Distributor Presence Add Product and Sales Management Training Target Health / Education / Public Buildings Penetrating Emerging Markets Penetrating Eastern Europe as One Company POLAND ESTONIA LITHUANIA LATVIA MALTA HUNGARY CZECH REPUBLIC SLOVAKIA SLOVENIA CYPRUS Leveraging the European Platform

MONITORING REVENUES Compliance Maintenance Environment Cost Smart New Products Smart New Products Smart New Products Smart New Products INTEGRATION Product Sophistication - Drives Market and Margin LUCCI PLANETE PLANETE Leveraging the European Platform

Cost Leverage Significant Margin Opportunity Strategic Sourcing East European Platform Sales Team Front Office Back Office Warehousing Transportation Low Cost Manufacturing Distribution/ Logistics Administrative/ Support Cooper Europe Leverage Leveraging the European Platform

Summary Improving Position in Existing Markets Significant Growth Opportunities by Leveraging Our Strong Products and Sizeable Presence Additional Opportunities Exist in Emerging Markets Exploit Cost Opportunities Leveraging the European Platform

Mexico Platform Background: 5,800 Employees 1.6MM Sq. Ft. $140MM Revenue $200MM Exports Top 12 Distributors Represent 60% of Market Action: National Executive named May 2003 New Commercial Directors for Lighting and Bussmann Co-located Commercial Teams Consolidation of Infrastructure Leverage Our Size and Distributor Relationships Top Line Growth

Top Line Growth Cooper Connection Thomas E. Briggs Vice President, Sales & Marketing - Cooper Connection

38% $1.5 Billion $4.0 Billion North American Distribution is the Historic Strength of Cooper North American Electrical Distribution Connection Cooper Revenue No Single Customer More Than 4% of Sales

Business Portfolio B-Line $200 million (1969) Hand Tools $400 million (1864) Menvier $300 million (1975) Power Systems $700 million (1911) Lighting $1,100 million (1956) Crouse-Hinds $450 million (1897) Wiring Devices $250 million (1890) Bussmann $350 million (1914) Tools $250 million (1967) A Strong Collection of Businesses With a Long History of Product Quality and Innovation Connection

Broadest Package Ferraz Littelfuse EGS Genlyte/Thomas Leviton Thomas & Betts Tyco Acuity Brands Hubbell Cooper Revenues 0.193 0.283 0.44 0.97 1 1.346 1.4 1.47 1.588 3 Connection Cooper Has a Favorable Competitive Position

#2 - North America Leading Market Share Driven by Brand Strength and Relationship With "End User" #1 - Worldwide #1 - North America #1 - Worldwide #1 - North America #3 - North America Market Position Connection

Market Opportunities High Specification / Position Opportunities Lighting Project Crouse-Hinds Core Bussmann B-Line Cable Tray Power Systems B-Line Enclosures Strut Fasteners Crouse-Hinds Commercial Wiring Devices Lighting Stock Power Systems Important Player in Market, But Opportunities Exist Connection

Past B-Line Bussmann Crouse- Hinds Lighting Wiring Devices Power Systems Direct Rep Direct Rep Direct Rep Agent Direct Rep Direct Rep Dist A Dist B Dist C Dist D Dist E Dist F Six Divisions Going to Market Individually Evolution Connection

COOPER Connection

Evolution


Present
B-Line
Bussmann
Crouse-Hinds
Lighting
Wiring Devices
Power Systems
Direct
Rep
Direct
Rep
Direct
Rep
Agent
Direct
Rep
Direct
Rep
RVP
RVP
Dist A
Dist B
Dist C
Dist D
Dist E
Dist F
End Users: Contractors / Engineers / Architects

Joint / Cross Divisional Strategy Sessions and Sales Calls

83

Field Coverage Over 2,400 "Feet-on-the-Street" Creating Demand for Cooper Products Connection

RVP Advantage RVP CWD BL CH LI CPS BU Strategic Distributor Strategic Distributor Strategic Distributor Contractors/End Users RVP Role Single Point of Contact - Leverage Distributor Relationships Drive Growth in His/her Respective Region Develop Regional Sales & Marketing Strategies Coordinate Cooper Events With Contractors Changed Compensation for Entire Team Connection

Typical Market Analysis Total Market = $101 Million Cooper Sales = $23M Cooper Share = 23% BL BU CH LI WD $18.0M $3.0M $11.5M $57.0M $12.1M 0 20 40 60 80 100% Cooper Connection Top 2 Competitors All Others Connection

Top 10 Distributors = approx 70% of total market Typical Distributor Analysis Connection

2003 3-5 years East 23 40 West 0.189 0.297 Identified Market Opportunity 15% CAGR $23M $40M Target Incremental Sales and Share Opportunity Connection Share: 23% 36% Revenues

Contractor/End User Example Total Electrical Product Purchases: Cooper Connection Type Purchases: Cooper Sales to Contractor: % Share $130 Million $35 Million $12 Million 34% Action Items: Quantify Total Opportunity in Major Regions Provide Training, Safety Seminars and Product Expos to Drive Specification Pull Opportunities Through Distribution Getting Closer to Our Customers Connection

Connection Cooper's Unique Advantage Broadest Product Line Highly Specified Product Offering Strong Relationships With Distributors Broad Package Solution for Contractors / End Users Align Co-op/training Key Regional Market Plans Extensive Sales and Marketing Structure Compliments Industry's Broadest Product Offering

Success Factors Leverage Global Platforms Leverage Size and Scope Follow the Customer Maintain Product Leadership Top Line Growth

Initiative Life Cycle Cooper Connection Current Effort Current Benefit High Low High Globalization

Top Line Growth Market Growth 3% + Price Erosion (1)% - 0% Net Market Growth 2% - 3% Cooper Initiatives: 2% + - New Products - New Markets - Emerging Trends Internal Growth 4% - 5% Acquisitions ? ? (TBD)

August 2003 Morning Session

August 2003 Midday Session

Margin Improvement Kirk S. Hachigian Executive Vice President & Chief Operating Officer - Electrical Products

Cooper Business Initiatives Strategic Sourcing EBS Top Line Growth Globalization Cooper Connection Productivity Margin Improvement Free Cash Flow

2000 2001 2002 2003E "Normal" Elecrical 0.173 0.14 0.12 0.13 0.13 0.045 Electrical Tools & Hardware 2000 2001 2002 2003E "Normal" Tools 0.134 0.108 0.043 0.05 0.05 0.085 Returning to "Normal" Profitability at Reduced Volume Levels + + ? ? ? ? Margin Improvement

Margin Restoration Operational Excellence China Opportunity Enterprise Leverage Mike Stoessl Grant Gawronski Daniel Sung Terry Klebe Margin Improvement

Margin Restoration Michael A. Stoessl President, Cooper Bussmann Margin Improvement

From Smallest . . . Margin Restoration Bussmann Sells Safety and Protection

To Largest . . . Margin Restoration Bussmann Sells Safety and Protection

Value Added - Transportation Example Winnebago John Deere Freightliner Mercury Marine Thomas Bus Sample Customers Resettable Circuit Breakers ATM Mini Fuses VEC Installation Margin Restoration Bussmann Sells Safety and Protection

Fuse Installation Lucent Verizon SBC Quest China Telecom AT&T Nortel Bell South Sample Customers Margin Restoration Bussmann Sells Safety and Protection Value Added - Telecom Example

Margin Restoration

Cooper Bussmann Profile


Buss Europe
Buss Transportation
HEADQUARTERS, St. Louis, MO
Buss Electronics
Silver Victory
Buss Asia-Pacific
Buss India
Bussmann Mexico
Buss do Brasil
Cooper Electrical Australia

★ Marketing, Engineering & Manufacturing ★ Manufacturing ★ Marketing / Engineering Centers

A Worldwide Leader in Circuit Protection

11

Overview - Business Split North America ROW Asia Europe East 75 1 13 11 Geography North America ROW Asia Europe Distribution Direct Retail East 74 20 6 Channel Distribution Retail Direct OEM Contractor Aftermarket MRO East 46 11 11 32 Customer Mix OEM Contractor Aftermarket MRO Serving All Types of Customers, Primarily in North America Through Distribution Margin Restoration

What Happened? Internet Bubble "Popped" Abrupt End to Infrastructure Build-out Acceleration of Factory Moves Out of North America Margin Restoration Sales Drop and Back-to-Back Earnings Declines Required Change

Procurement Actions eAuctions & Sourcing Projects Sourcing in LCC Procurement Staff 2002 2003 Movement of Procurement Activity to LCC and Internet Purchases 2002 2003 2002 2003 HC LC Margin Restoration 30%

Engineering Actions '01 '03 HC 100 83 LC 17 16% Reduction in Engineering Cost Margin Restoration

2000 2001 2002 2003e High 297 186 126 111 Low 122 117 110 125 Production Actions Margin Restoration Shift in Manufacturing Location HC LC Salaried Manufacturing Headcount

2000 2001 2002 2003e High 1552 1227 1000 826 Low 2914 2522 2489 2869 Production Actions Margin Restoration Shift in Manufacturing Location HC LC

Results Margin Restoration 2000 2001 2002 2003e High Cost 77.4 71.9 56.9 54 Low Cost 22.6 28.1 43.1 46 HC LC Shift in Manufacturing Location Cost of Goods Sold

Europe Growth Opportunity Bussmann India Competitor A Competitor B Competitor C East 100 113 130 155 Our World Class Indian Facility Provides a Competitive Advantage in the European Fuse Market Margin Restoration

Asia Growth Marketing/Sales Headcount '01 '03 East 21 31 Sales ($) Local Engineering, Local Manufacturing, Support Investment in Sales and Marketing '01 '03 East 4 16 Margin Restoration 20%

North America Growth Specification Distributor 0.26 0.74 Specification Distributor 0.75 0.25 Increase in Engineering, Cooper Connection Sales Frees Bussmann Direct Sales Engineers to Focus on Demand Creation Channel, MRO/Ind, Construction Consultants, Inspectors, OEMs Margin Restoration

Summary 2001 Bubble Burst Reset Priorities Leveraged Cooper Infrastructure to Change Business Model Leveraging Access to Low Cost Manufacturing to Grow Overseas Presence Substantial Earnings Recovery on Modest Revenue Increase Margin Restoration

Cooper Wiring Devices Margin Improvement Background: Spring of 2000 Purchased Eagle Electric and Combined its Operations with Arrow-Hart Repositioned 1,100 Jobs Worldwide Rebranded "Cooper Wiring Devices" Secured 100% Category Position at Lowe's Improved Penetration in Electrical Distribution Via Cooper Connection Accelerated New Product Development Via China Tech Center Sales Growth and Earnings Improvement in Process

Operational Excellence Grant L. Gawronski Vice President, Manufacturing Services Margin Improvement

Optimize Global Footprint Fully Integrate Global Strategic Sourcing Direct/Indirect Material Labor Cost Scrap Cost Yield Upside Re-Work Cooper Strategic Imperative Area Of Focus Cost Out Benefit Material Cost Material Efficiency Reduced Labor Content Overtime Reduction Improved First Pass Yield Realizing Benefits From Cost Out Process and Structure Changes Operational Focus Operational Excellence Ongoing Productivity From MVP Program Focus

Leverage Global Supply Chain to Insure Competitiveness ASIA USA & CANADA EUROPE MEXICO WESTERN EUROPE SITES SITES PURCHASE VOLUME SITES PURCHASE VOLUME SITES EASTERN EUROPE SITES TRADITIONAL MANUFACTURING CORE, HI- TECH & FINAL ASSEMBLY PURCHASE VOLUME SHIFT CORE TO LOWER EE COST STRUCTURE AND TECHNICAL EXPERTISE LEVERAGE LABOR COST & MATERIAL SOURCING MAINTAIN POSITION FOR DUTY / TIME SENSITIVE / TRANSPORTATION INTENSIVE ITEMS Manufacturing Capacity Operational Excellence PURCHASE VOLUME PURCHASE VOLUME

Year End 2000 Year End 2003 U.S. / CAN 13.3 11.1 W. EUR 2.4 2 Manufacturing Rationalization Aggressively Attacking Global Opportunities Operational Excellence 3 Years - 18 High Cost Sites Rationalized High Cost Mfg. MM SQ FEET U.S./CAN W. EUR 17 % Reduction 13.1 15.7 2.4 13.3 2.0 11.1 Total Global Sites 118 Total Global Sites 100

Headcount Trend Operational Excellence 2001 2002 2003e 3+ yrs Headcount HCC Headcount LCC 29.6 28.2 26.7 23.9 (000) 20% Net Headcount Reduction 48% Labor Outside U.S./Can./WEC Resizing to Meet Market Conditions - LCC Leverage Driving Labor Productivity 10% Additional Reduction

$600MM in 3+ years Global Presence Enables Shift To World Class Cost, Quality & Production Capabilities Strategic Sourcing China . . . 40 Engineers Today - Growing to 200 Mexico . . . 40 Year Presence Eastern Europe . . . Evaluating Additional Presence in Hungary/ Poland / Romania ($MM) (%) LCC $ Purchased % Total Operational Excellence 2003 3+ yrs

Sourced Deflation 2000 2001 2002 2003e Sourced Deflation 0.006 0.022 0.027 0.03 $50MM+ Annually Maturing CSS Initiative Enables 3% Annual Net Deflation Return Operational Excellence Leverage Strategic Resource Shift Commodity Focused - Process Expertise - Robust Tool Set CSS - "Integrating Link" For Suppliers, Operations, Commercial

Process Evolution Operational Excellence Flow Technology Power Tools Lean Manufacturing Crouse-Hinds Bussmann Statistical Trend Analysis Power Systems Engineered Scrap Reduction B-Line MDP Program Corporate & All Divisions Solid Core Of Existing Operations Programs Forecast Deviation Lighting Assemble Into Common Format to Insure . . . Consistent Approach Common Metrics Common Tools Common Language .. . . And Support With A Project Repository To Accelerate Ongoing Productivity Existing Process Platform Delivering Results - Opportunity Remains To Reduce Variation

Variance Based Thinking Strengthen Approach to Improve Manufacturing Processes Operational Excellence Low Production Days WIDE VARIATION SVR Daily Output - Cooper Power Systems - Milwaukee Strategy Understand Impact of Variation Standardize Approach to Limit It Roll Out - All Cooper Divisions Variation Cost Cycle Time Opportunity Output Analysis

Manufacturing Variance Program: Lean Based Productivity Labor Cost Material Cost Scrap Cost Yield Upside Re-Work COST OPPORTUNITY POTENTIAL BENEFITS MVP Program Lean Tools + Statistical Variance Control Applied to Cost Equation Operational Excellence Material Efficiency Improvement Process Stability Improvement Reduction In Overtime Expense Scrap Reduction Capital Investment Reduction

'03 '04 --------------------------------- '06 LAUNCH CERTIFY CORE COMPETENCY Core Technical Correlation & Regression Statistical Process Control Variance Analysis Entitlement Hypothesis Testing Design of Experiment Process Mapping Cause & Effect Matrix Pin Analysis Process Capability Operations Stability Analysis Scrap Analysis Tool Set Timeline Program Components Manufacturing Variance Program: Lean Based Productivity Operational Excellence MVP Tool Set Designed For Broad Application - Working Capital As Well As Cost

External Comparison $100MM Reduction (1 Turn Improvement) Moves Cooper to Top Quartile TOP QUARTILE MEDIAN Source: Hoovers Online Inventory Opportunity Operational Excellence Company Turns Eaton 7.55 Pentair 6.70 Illinois Tool Works 6.48 Danaher 5.75 Ingersoll Rand 5.74 Thomas & Betts 5.56 Acuity Brands 5.48 Emerson 5.39 SPX Group 5.38 Parker Hannifin 4.98 Cooper 4.88 TYCO 4.83 Dover 4.75 Hubbell 4.57 Newell 4.51 Stanley Works 4.24

Operational Excellence — Inventory Practices

Production, Sales, Inventory (PSI) Process


Service Requirements
Marketing & Product Mgmt.
Sales
Manufacturing Operations
Finance
Inventory Plan

Planning Tools

Consulting Partner:

- Introduced Two Dimensional SKU Classification
- Statistical Material Control Modeling
- InterPlant KanBans
- ERQ Analysis and Reduction

Inventory Profile Analysis

Inventory Quality Ratio:

- Metric on % of Inventory in place to Support Near Term Requirements

$$\frac{< 3 \text{ Mos. Inventory}}{\text{Total Inventory}} = \text{IQR}$$

- Targeting 80% Across Divisions

Tools in Place to Drive Inventory Reductions

37

Summary Operational Excellence Building on Solid and Successful Existing Programs Metrics Have Been Established - Inputs and Outputs Institutionalizing Processes to Drive Consistent Progress Across the Enterprise Benefits Already Being Realized Focus and Execution Drive World Class Performance

Cost Productivity Metric 2002 Total COGS Volume Labor Inf/Def Material Inf/Def Other Inf/Def Cost Productivity Currency / Other 2003 Total COGS Standardized Metrics in Place Margin Improvement

China Opportunity Daniel Sung President, Cooper China Margin Improvement

Asia Footprint Manufacturing Sales Distribution Warehouses Long History in Asia 7 Manufacturing Locations 6 Sales Offices 2 Distribution Centers Coverage and Experience China Opportunity

Operating Priorities Competitive Cost Position Differentiation Leverage Joint Ventures Asia Sourcing Center Quality Assurance Center Engineering Center Future Market/Growth Opportunities People and Capabilities China Opportunity

China Taiwan Malaysia Japan India Singapore / Korea East 82 10 4 2 1 1 39% 29% 32% China India 1% Japan 2% Malaysia 4% Singapore/ Korea 1% Taiwan 10% Blended Approach to Competitive Sourcing 82% Asia Footprint External Suppliers Joint Ventures Captive Suppliers China Opportunity

China Operations Hong Kong Shanghai Digital Lighting (JV) Digital Lighting (JV) Lighting Wiring Devices Cooper China PDSE (JV) RTEFEE Platform for Growth China Opportunity Silver Victory (JV)

Joint Venture Operations Joint Venture Operations Digital Lighting Company Track Lighting Recessed Lighting Exit / Emergency Light Surface Mount Power Inductor Glass Fuses Silver Victory Electronic Company Leverage Investment and Safe Guard Proprietary Technologies China Opportunity

Sourcing Performance (US$M) Annual Make / Buy 20% - 40% Stamped Metal Parts 20% - 45% Die Cast Parts 20% - 30% Lighting Finished Goods 10% - 25% Electrical Components 20% - 35% Injection Molded Parts 15% - 50% Metal Finished Goods 25% - 45% Glass 10% - 40% PCBA Typical Landed Savings Product Type China Sourcing Continues to Accelerate China Opportunity 2003e 3 - 5 Yrs. East 250 400

Benefits of Asia Sourcing Telecom Relay Rack Line Extension Allowed B-Line to Grow Revenue Example of New Products for Line Extension Lower Cost Attack Mid-market Gain Market Share Lower Tooling Cost More Product Redesign Example of Value Engineering BVT Pipe Cushion Redesign China Opportunity

Example: Segment Optic Reflector Optical Design Done in US China Tech Center China Opportunity Detailing Shifts to China and Allows U.S. Engineers to Develop More New Products

Finite Elements Analysis (FEA) to validate ANSI compliance Vibration test on physical sample Product testing Advanced Engineering Advanced I-DEAS CAD/M Software Remote Engineering Collaboration Xpedio Server w/ High Speed Data Line ? Global Document Control Video Conferencing IT Investment IT Investment China Tech Center China Opportunity

2 Engineering Teams 40 Engineers Mechanical / Electrical / Tooling / Manufacturing Engineering 2003 CBE Tech Center 200 Engineers Product Design Material Science R&D Activities Future Engineering Organization China Opportunity

China Summary Multi-Facetted Presence in China Leveraging Critical Mass of Sourcing and Engineering Infrastructure Positioned to Meet the Needs of Global Customers Positioned to Serve Expanding Local Market China Opportunity

China Opportunity | Growth Opportunities

China Sales


$30M
2002

Trends

- China GDP 8%+ Growth
- WTO
- Large capital infrastructure build
- Emerging Auto, Steel, Chemical, etc.
- Fast Growing Consumers

Local Market Potential

CPS – Power Distribution	High
Bussmann – Circuit Protection	High
Crouse Hinds – Hazardous Locations	High
Lighting	Med
Menvier – Fire / Security	Med
Tools	Med

Balance Growth with Margin Potential

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Enterprise Leverage Terry A. Klebe Senior Vice President & Chief Financial Officer Margin Improvement

Why Enterprise Leverage? From Conglomerate to Focused Electrical Products Company Electrical Products Tools & Hardware Petroleum & Industrial Automotive East 35 16 20 29 Electrical Products 35% Automotive 29% Petroleum & Industrial 29% Tools & Hardware 16% 1994 Profile Electrical Products Tools & Hardware East 85 15 Tools & Hardware 15% 2002 Profile Electrical Products 85% Enterprise Leverage 1995 Exchange of Petroleum & Industrial business 1997 Sale of window hardware business 1998 Sale of Automotive Products business 2000 Acquisitions of B-Line and Eagle Electric 1995 Acquisition of CEAG IEC-standard electrical construction materials 1997 Acquisition of Menvier European electrical platform

Enterprise Leverage

Cooper's Business Transition

2000-2001	2002	2002-2003	2002	2003-2004	2004-2005	2005-2006
Cooper Strategic Sourcing	Cooper Connection	eProcurement	Cooper IT Shared Services	Enterprise Business Systems		
Central Data and Reporting on Suppliers & Purchases	Central Data and Reporting on N.A. Sales	Central Requisition to Pay N.A. MRO	Core Central IT Team	Lighting Crouse-Hinds Corporate	Wiring Devices Bussmann B-Line Menvier	Tools Power Systems

One Company -- One System

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U.S. Canada Europe Dollars 1500 203 Competitive Advantage Enterprise Business Systems Can Deliver Competitive Advantage, if . . . Common Customer Base Across Business Leverage the Enterprise Systems Development Is Aligned With Strategy Business Process Improvement is a Continuous Process Think Global -- Act Local Common Customer* U.S. Canada Europe *Electrical Products Enterprise Leverage

Implementation & Ongoing Organization VP, Information Systems Staff of 2 2001 VP, Business Systems Director, Business Systems Director, Technology & Quality Director, Business Processes Vice President, IT Shared Services Operations & Application Development Staff 2003 - Forward Team Leaders and Teams in Place to Drive Success Lighting Divisional Organization Crouse-Hinds Bussmann B-Line Wiring Devices Menvier Power Systems Tools Enterprise Leverage

Game Plan for Costs Out EBS Phase 1 - Completed Benchmark Finance, Procurement, Human Resources and IT $18 Million in Cost Reduction Commitments Phase 1 Costs Out No Later Than 1Q'05 Hackett Benchmark Study Savings Potential Basic Stretch Total Finance 20.4 62.4 62.4 Procurement 19.2 HR 13.1 IT 9.7 12.8 39.9 9.2 2.6 15.3 IT HR Procurement Finance HR Proc IT Fin Enterprise Leverage

Game Plan for Costs Out EBS Phase 1: Lighting, Crouse-Hinds, Corporate HR, Shared Services EBS Phase 2: B-Line, Bussmann, Wiring Devices, Menvier EBS Phase 3: Power Systems, Tools Other EBS enabled: Finance Back Office, Shared Services Distribution Logistics Manufacturing Specific cost reduction identified & committed Implementation Cost benefit realized All Opportunities Being Worked on Now -- Significant Ongoing Opportunities 2003 2004 2005 2006 2007 Enterprise Leverage

Summary Significant Opportunities for Cost Out -- Near-term and Long-term Removes Obstacles to Get at Costs Not Otherwise Economically Possible Strategically Positions Cooper for the Future Solid, Executable Plans in Place Enterprise Leverage

Success Factors Strategic Sourcing Enterprise Leverage Institutionalized Productivity Globalization Margin Improvement

Initiative Life Cycle Productivity EBS Current Effort Current Benefit High Low High Strategic Sourcing Globalization

Margin Improvement 2000 2001 2002 2003E "Normal" Elecrical 0.173 0.14 0.12 0.13 0.13 0.045 Electrical Tools & Hardware 2000 2001 2002 2003E "Normal" Tools 0.134 0.108 0.043 0.05 0.05 0.085 Returning to "Normal" Profitability at Reduced Volume Levels + + 15%+ 10%+

Cash Generation Kirk S. Hachigian Executive Vice President & Chief Operating Officer - Electrical Products

Cooper Business Initiatives Strategic Sourcing EBS Top Line Growth Globalization Cooper Connection Productivity Margin Improvement Free Cash Flow

Inventory Opportunity D1 D2 D3 D4 D5 D6 D7 D8 D9 East 2 2.7 2.9 3.1 3.1 4.1 4.7 5 5.1 Turns 4.0 All Business Above 4 Turns = $100M Cash Generation Cooper Divisions

Cooper A B C D DSO 67 60 58 61 58 Receivable Opportunity Peers 5 Days Worth $50M Cash Generation

Capital Expenditure Less Capital Intensive Business Model Outsourcing / Shared Capacity Shared Investment With JV Partners Reducing Variance / Increased Efficiency Cash Generation 2000 2001 2002 2003 2004+ Capital Expenditure 175 115 74 100 90 20 $90M $110M $100M $74M $115M $175M

Success Factors Reinvestment Ratio Below 1 Enterprise Leverage Receivables Reduction (5 Days) Inventory Liquidation (1 Turn) Free Cash Flow Cash Generation

Initiative Life Cycle Productivity EBS Current Effort Current Benefit High Low High Strategic Sourcing

Cash Uses Terry A. Klebe Senior Vice President & Chief Financial Officer

Capital Investments Dividends Stock Repurchases Debt Reduction Acquisitions Cash Flow Last three Years Cash Flow Sources and Uses Operating Cash Flow Capital Dividends Stock Purchases Debt & Cash Acquisitions Cash Sources 1399.1 1139.8 749 654.5 0 East 259.3 West 390.8 North 94.5 654.5

1998 1999 2000 2001 2002 2003e 2004+ Debt Ratio 0.36 0.378 0.439 0.389 0.362 0.31 Debt-to-Total Capitalization* * Net debt: Total debt less cash and cash equivalents 2004+ assumes no acquisitions or stock repurchases Cash Flow Balance Sheet Capacity

1999 2000 2001 2002 2003e Dividends 1.32 1.4 1.4 1.4 1.4 Dividends Paid Dividend Payout Dividend Yield Cash Flow Dividends 1999 2000 2001 2002 2003e 1999 2000 2001 2002 2003* CBE 0.033 0.03 0.04 0.0384 0.0339 S&P 500 0.0105 0.0112 0.0132 0.017 0.0158 * At 6/30/03

Cash Flow Stock Repurchases Repurchases Will Be Done, From Time to Time, in Keeping With Our Debt Ratio Policy, Other Value-adding Uses of Cash and Attractiveness of Stock Price

Areas of Interest Complementary, Bolt-ons Alternative to Internal Development Cash Flow Acquisitions Lighting Fixtures Fittings & Enclosures Protection Support Systems Wiring Devices Transmission & Distribution

Areas of Interest Expand Electrical Market Presence Cash Flow Acquisitions Lighting Fixtures Fittings & Enclosures Protection Non-targeted Segments Support Systems Wiring Devices Transmission & Distribution Control Tools & Equipment Panelboards & Switchgear Connectors

What We Look For: Distribution in Common With Existing Products, or New Channel to Existing End Customers Leading Market Position With Recognized Brand Name End-user Specification Accretive to Earnings Cash Return in Excess of Cost of Capital Cash Flow Acquisitions

Capital Investment Dividends Stock Repurchases Debt Reduction Acquisitions Cash Flow Sources and Uses

Revenue Growth Market Growth 3% + Price Erosion (1)% - 0% Net Market Growth 2% - 3% Cooper Initiatives: 2% + - New Products - New Markets - Emerging Trends Internal Growth 4% - 5% Acquisitions 4% - 5% Total Long-term Growth 8% - 10%

Wrap-up Kirk S. Hachigian Executive Vice President & Chief Operating Officer - Electrical Products

Long-term Growth Revenue Growth * 4% - 5% Earnings per Share Growth 10% + Long-term Growth Potential * Without acquisitions

What's Different? Shifted to a More Centralized Business Model Driving a Unique Set of Assets That Have the Capability of Delivering Above Average Results Focused on Five Corporate Initiatives That Leverage: Top-line Growth Productivity Free Cash Flow Lead by a Management Team Dedicated to Deliver the Results

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